UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2020

Giga-tronics Incorporated

(Exact Name of Registrant as Specified in Charter)

California	0-12719	94-2656341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5990 Gleason Drive, Dublin, CA		94568
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (925) 328-4650

                                           N/A

(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GIGA	OTCMarket

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

On April 23, 2020, Giga-tronics Incorporated (the “Company”) borrowed $786,200 from Western Alliance Bank (the “Loan”) pursuant to the Paycheck Protection Program (the “PPP”) under the Coronavirus Aid, Relief, and Economic Security Act the (“Act”).

The Loan is evidenced by a promissory note dated April 21, 2020 (the “Promissory Note”) and matures on April 23, 2022. The Loan bears interest at a rate of 1.0% per annum. Principal and interest are payable monthly commencing on November 1, 2020 and may be prepaid by the Company at any time prior to maturity with no prepayment penalties. The Promissory Note contains other customary terms, including representations, events of defaults and remedies.

A portion of the principal and accrued interest under the Promissory Note may be forgivable by the U.S. Small Business Administration after eight weeks if the Company uses the Loan proceeds for certain purposes designated in the Act, including payroll costs (as defined in the Act), rents and utilities during the eight weeks following the origination of the Loan and otherwise complies with PPP requirements. In order to obtain forgiveness of the Loan, the Company must submit a request and provide satisfactory documentation regarding its compliance with applicable requirements. The Company must repay any unforgiven principal amount of the Promissory Note, with interest. The Loan provides the Company with additional capital and liquidity, which were adversely affected by circumstances related to the COVID-19 pandemic. The Company intends to use a significant portion of the proceeds of the Loan for payroll costs, rents and utilities and to seek forgiveness for those amounts, although the Company may take action that could cause some or all of the Loan to become ineligible for forgiveness.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Promissory Note, a copy of which is attached hereto as Exhibit 10.1.

Safe Harbor Statement

Certain statements in this Form 8-K may be “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the use of the proceeds from and the forgiveness of the Loan. Generally, forward-looking statements are statements other than statements of historical facts and information and may be identified by the use of words such as “will,” “should,” “could,” “intends,” “believes,” “expects,” “anticipates,” “estimates,” “prospects,” “outlook,” “guidance” or similar expressions. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all of its forward-looking statements. While the Company believes that its forward-looking statements are reasonable, you should not place undue reliance on any such forward-looking statements, which speak only as of the date made. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and legal uncertainties, many of which are beyond the Company’s control or are subject to change, actual results could be materially different. Factors that might cause such a difference include, without limitation, the impact of COVID-19 on the Company’s business, the national economy and government spending priorities, government responses to the COVID-19 pandemic, the implementation and interpretations of the PPP under the Act and the risks and uncertainties discussed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission, including those listed in “Item 1A - Risk Factors” of its Annual Report on Form 10-K for the fiscal year ended March 30, 2019. Except as required by applicable law, the Company undertakes no, and expressly disclaims any, obligation to publicly update or alter its statements whether as a result of new information, events or circumstances occurring after the date of this report or otherwise.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01 Other Events.

In light of the rapidly evolving COVID -19 pandemic, the Company is also filing this Current Report on Form 8-K for the purpose of supplementing the risk factors disclosed in Item 1A of its Annual Report on Form 10-K for the fiscal year ended March 30, 2019.

The outbreak of the novel coronavirus ("COVID-19") has adversely affected our business activities, financial condition and results of operations and may continue to do so.

The spread of COVID-19 and the resulting “shelter in place” and “stay at home” orders, travel restrictions and other precautions have caused severe disruptions in the United States economy, which have disrupted our business and may continue to do so. These restrictions and measures and our efforts to act in the best interests of our employees have affected our business and operations by, among other things, causing temporary facility closures, production delays and capacity limitations; requiring modifications to our business processes; delaying the receipt of customer orders; requiring the implementation of social distancing measures that require changes to existing manufacturing processes; disrupting business travel; and increasing the risk that supply changes may be disrupted. These impacts have caused and may continue to cause delays in product shipments, decreases in revenue, profitability and cash from operations, which have caused and are expected to cause an adverse effect on our results of operations that may be material. The potential duration and impact of the outbreak on the United State economy and on our business are difficult to predict and cannot be estimated with any degree of certainty.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits:

Exhibit No.	Description

10.1	Promissory Note dated April 21, 2020 between the Company and Western Alliance Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2020	GIGA-TRONICS INCORPORATED

By: /s/ Lutz P. Henckels Chief Financial Officer (Principal Financial Officer)